Global Atlantic Portfolios

Global Atlantic BlackRock Selects Managed Risk Portfolio

(the “Portfolio”)

Class II Shares

Supplement dated October 11, 2024

to the Summary Prospectus

dated May 1, 2024, as supplemented (the “Summary Prospectus”)

Class II Shares

Effective as of June 30, 2024, David Clayton no longer serves as a portfolio manager of the Portfolio as a result of his retirement from BlackRock Investment Management, LLC on June 30, 2024. Also, effective June 30, 2024, Randy Berkowitz was added as a portfolio manager for the Portfolio. Accordingly, effective immediately, all references to Mr. Clayton in the Summary Prospectus are deleted in their entirety. Russ Koesterich (with respect to the capital appreciation and income portion) and Adam Schenck and Maria Schiopu (with respect to the managed risk portion) will continue to serve as portfolio managers for the Portfolio.

The information under the heading “MANAGEMENT” for the Portfolio is updated to include the following row above the row for Mr. Schenck:

Randy Berkowitz	Managing Director of BlackRock	June 30, 2024

This Supplement and the Summary Prospectus, Prospectus, and Statement of Additional Information provide information that you should know before investing in a Portfolio. These documents have been filed with the Securities and Exchange Commission and are incorporated herein by reference.  These documents are available upon request and without charge by calling 877-355-1820.

Please retain this Supplement for future reference.

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